UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 18, 2016 (July 12, 2016)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	I.R.S. Employer Identification No.

1-5324	EVERSOURCE ENERGY (a Massachusetts voluntary association) 300 Cadwell Drive Springfield, Massachusetts 01104 Telephone number: (413) 785-5871	04-2147929
0-00404	THE CONNECTICUT LIGHT AND POWER COMPANY (a Connecticut corporation) 107 Selden Street Berlin, Connecticut 06037-1616 Telephone: (860) 665-5000	06-0303850
1-2301	NSTAR ELECTRIC COMPANY (a Massachusetts corporation) 800 Boylston Street Boston, Massachusetts 02199 Telephone number: (617) 424-2000	04-1278810
1-6392	PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE (a New Hampshire corporation) Energy Park 780 North Commercial Street Manchester, New Hampshire 03101-1134 Telephone: (603) 669-4000	02-0181050
0-7624	WESTERN MASSACHUSETTS ELECTRIC COMPANY (a Massachusetts corporation) 300 Cadwell Drive Springfield, Massachusetts 01104 Telephone number: (413) 785-5871	04-1961130

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5

Corporate Governance and Management

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Certain Officers

On July 18, 2016, Eversource Energy (“Eversource Energy”) announced that the Board of Trustees has promoted the executive officers listed below effective August 8, 2016.

Gregory B. Butler, 58, was promoted to Executive Vice President and General Counsel of Eversource Energy.  In this position, Mr. Butler’s additional responsibilities will include electric and gas energy supply and fuel purchasing.  Mr. Butler previously served as Senior Vice President and General Counsel of Eversource Energy.

Christine M. Carmody, 53, was promoted to Executive Vice President-Human Resources and Information Technology of Eversource Energy.  In this position, Ms. Carmody’s additional responsibilities will include information technology strategy and services.  Ms. Carmody previously served as Senior Vice President-Human Resources of Eversource Energy.

Philip J. Lembo, 60, was promoted to Executive Vice President, Chief Financial Officer and Treasurer of Eversource Energy.  In this position, Mr. Lembo’s additional responsibilities will include supply chain management, environmental affairs and property management. Mr. Lembo previously served as Senior Vice President, Chief Financial Officer and Treasurer of Eversource Energy.

Joseph R. Nolan, Jr., 53, was promoted to Executive Vice President-Customer and Corporate Relations of Eversource Energy.  In this position, Mr. Nolan’s additional responsibilities will include customer care and energy efficiency.  Mr. Nolan previously served as Senior Vice President-Corporate Relations of Eversource Energy.

The information regarding the business experience and background of Mr. Butler, Ms. Carmody and Mr. Nolan is incorporated by reference to the information set forth in the section titled “Executive Officers of the Registrant” of the combined Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as filed by Eversource with the Securities and Exchange Commission (the “SEC”) on February 26, 2016. The information regarding the business experience and background of Mr. Lembo is incorporated by reference to the information set forth in the Current Report on Form 8-K filed by Eversource with the SEC on May 5, 2016.  There is no arrangement or understanding between Mr. Butler, Ms. Carmody, Mr. Lembo or Mr. Nolan and any other person pursuant to which he or she was promoted to the positions indicated above, nor any transactions involving Mr. Butler, Ms. Carmody, Mr. Lembo or Mr. Nolan requiring disclosure under Item 404(a) of Regulation S-K of the SEC.

Departure of Officer

On July 12, 2016, David R. McHale announced his retirement as Executive Vice President and Chief Administrative Officer of Eversource Energy and Eversource Energy Service Company, an affiliate of Eversource Energy.  Pursuant to Rule 3b-7 under the Securities Exchange Act of 1934, Mr. McHale is deemed to be an executive officer of each of The Connecticut Light and Power Company (“CL&P”), NSTAR Electric Company (“NSTAR Electric”), Public Service Company of New Hampshire (“PSNH”) and Western Massachusetts Electric Company (“WMECO”).  Each of CL&P, NSTAR Electric, PSNH and WMECO is doing business as Eversource Energy.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

EVERSOURCE ENERGY THE CONNECTICUT LIGHT AND POWER COMPANY NSTAR ELECTRIC COMPANY PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE WESTERN MASSACHUSETTS ELECTRIC COMPANY (Registrants)
July 18, 2016	By: /S/ GREGORY B. BUTLER Gregory B. Butler Senior Vice President and General Counsel

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